[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended

                                                                                                                                                            Exhibit 10.2

Change Order Form

Change Order No.: 4

Change Order Submission Date:08 October 2015

Sponsor: ARCA biopharma Inc. (“Sponsor”)

Study Drug/Protocol No.: BUC-CLIN-303

Study Title:   GENETIC-AF (“Study”)

EPM#: 5969

SPS#: 200267

Sponsor Contact:

[*]

DCRI Contacts:

Project Leader:

[*]

Business Development:

[*]

Sponsor and Duke University (“Duke” or “DCRI”) entered in a Clinical Research Agreement (the “Agreement”), effective 05 November 2013, to conduct the above-referenced Project. Change Order No. 1 was executed November 2014, Change Order No. 2 was executed 10 March 2015, and Change Order No. 3 was executed on 27 August 2015. This Change Order No. 4 serves as an amendment to the Agreement and provides details related to scope changes and associated budget adjustments.

Description of Scope Changes:  The budget for this Change Order No. 4 is detailed in Attachment 1:  “DCRI Detailed Fees and Pass-through Cost Estimate,” and an explanation of the change is referenced in the column called “Justification for Revised Scope”.  Unless otherwise noted, the unit costs remain the same.

Description of Budget Change Summary:

Type	Contract Value through Change Order No. 3	Change Order No. 4 Value	Revised Total
DCRI Direct Fees	[*]	[*]	[*]
Pass-through Costs	[*]	[*]	[*]
Total	[*]	[*]	[*]

See attached timeline and budget files.

The DCRI will invoice completed units on a monthly basis.  All payments remain as agreed upon as in the Agreement unless otherwise stated.

Approval Signature:

Sponsor: By: /s/ Brian L. Selby Title: V.P. Finance & Chief Accounting Officer Date: November 10, 2015	Duke University: By: /s/ David S. Hill Title: Assistant Director, Finance – DCRI Date: November 5, 2015

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended

Attachment 1

DCRI Detailed Fees and Pass-through Cost Estimate

[* 5 pages of text omitted]

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended